SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

July 31, 2003

Date of Report
(Date of earliest event reported)

N2H2, INC.

(Exact Name of Registrant as Specified in Charter)

Washington	0-26825	91-1686754

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Fourth Avenue, Suite 3600
Seattle, Washington 98164

(Address of principal executive offices) (Zip Code)

(206) 336-1501

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits

(c)	Exhibits

99.1	Press Release issued by N2H2, Inc. dated July 31, 2003

Item 12. Results and Operations of Financial Condition

     On July 31, 2003, N2H2, Inc. issued a press release announcing its financial results for the quarter ended June 30, 2003. A copy of the press release is attached as Exhibit 99.1 and is incorporated into this current report by reference.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

N2H2, Inc.

Dated: July 31, 2003	By	/s/ Howard Philip Welt

Howard Philip Welt President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued by N2H2, Inc. dated July 31, 2003